Mr.Barton
--------------------------------------------------------------------------------
21888 - 61st Avenue
Langley, BC  V3A 6H4
Canada

6418 NE Agate Beach Lane
Bainbridge Island, Washington
USA  98110-1000

November 21, 2002

Twin Ventures Ltd.

Attention:  David Deering


          Re: Acquisition of Mineral Claims, LILLOOET Lake Region, Southwest BRITISH COLUMBIA, CANADA

The following terms and conditions are applicable for the sale of forty mineral claim units near Lillooet Lake, British Columbia, Canada by Garth Barton. (hereinafter referred to as "Mr.Barton") to Twin Ventures Ltd.. (herein after referred to as "TVL"). Both Mr.Barton and TVL agree to the following:

a) Mr.Barton will transfer title to forty (40) mineral claim units listed in Exhibit "A" and outlined in Exhibit "B" to TVL within 21 days of this agreement. These claims will be contiguous hard rock mineral claims covering in excess of 2,500 acres.

b) Mr.Barton will provide to TVL within 21 days of this agreement a geological report summarizing the mineral claims, particulars of recent sampling and geological investigation, copies of all records, a budget for further work and recommendations, and all other information and material relevant to a geological report requisite for filing with the regulatory bodies.

c) Mr.Barton will ensure that the claims shall be in good standing for at least 18 months from the date of this agreement

d) Mr.Barton shall sell 100% (one hundred percent) interest in the claims to TVL subject to a 2 1/2% Net Smelter Royalty (NSR) and a 7 1/2% Gross Rock Royalty (GRR) for a total of $33,500. 1 1/2% of the NSR can be acquired for $1.0 million within 12 months from commencement of commercial production. Advance

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          royalties of $25,000 shall be paid annually commencing 36 months from date of signature of this agreement.

e) If TVL fails to make the advance royalty payments on the 36 month anniversary of the signature of this agreement, as described in (d) above, then TVL agrees to transfer ownership of the subject mining claims to Mr.Barton within no less than a 10 day period.

f) As part of the inclusive sale price, Mr.Barton will provide geological consulting services for the claims and will maintain the claims in good standing for a period of 36 months with fees to be advanced by TVL prior to the anniversary dates. Said fees are to be deducted from the total cost.

g) For a period of 36 months from the date of signature of this agreement, and except for mining claims owned at the date of signature of this agreement, Mr.Barton grants TVL the right to purchase any mining claims owned or purchased by Mr.Barton located within a one-mile distance from any of the claims listed in Exhibit "A" and within the area outlined on map Exhibit "B" for price equivalent to the cost of acquiring such claims by Mr.Barton.

TVL shall:

i) Pay $13,500 to Mr.Barton upon delivery of report and transfer of property title, but not later than 21 days from signing.

ii)       Pay $2,500 on or before February 28, 2003.

iii)      Pay $2,500 to Mr.Barton at 12 months from date of title registration.

iv)       Pay $2,500 to Mr.Barton at 24 months from date of title registration.

v) the name and number of an individual or corporate Free Miner Certificate to transfer the claims into.

vi) the balance owing to a total of $33,500 payable no later than 36 months from date of signature of this agreement.

Both parties agree that:

          |X|       time is of the essence

          |X| any part of this agreement, in whole or in part, is assignable by either with no approvals required

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          |X|       the total purchase price includes assessment work
                    requirements to be undertaken by Mr.Barton to maintain the claims in good standing By signature witnessed below, the undersigned hereby acknowledge that they have read and understood and agree to the aforementioned terms.

Dated at Vancouver, British Columbia, Canada this ___ day of ___________, 2002.




-------------------------------             -----------------------------
David Deering, P.Eng.                       Garth Barton
President, Twin Ventures Ltd.


Witness                                     Witness

-----------------------------               -----------------------------

-----------------------------               -----------------------------
Print name                                  Print Name


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Footnotes to Agreement

1) All dollar figures are denoted in the currency of the United States of America

2) The total to be paid by TVL to Mr.Barton or third parties for the claims is $20,000

3) To maintain claims in British Columbia annual assessment work is required of $100 (CDN) in year 1 per claim, followed by $200 per claim thereafter. (One metric claim unit = 25 hectares). There is a filing fee of $10 per $100 expended per claim. Therefore, if 40 units (1000
          Ha) then $4,000 (CDN) of work plus $400 of filing fees in year 1. In year 3 and following, for 40 units, $8,000 (CDN) of work plus filing fees of $800.

4)        Attached are definitions of NSR and GRR.

5) As much as possible of the third party billings will be made directly to Twin Ventures Ltd. for payment.


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Advance Royalty Payments means from time to time payments to the Optionor by the
Optionee before Commencement of Commercial Production of Minerals.

Commencement of Commercial Production, with respect to Minerals or Rock, as the case may be, means:

          (a) if a mill is located on the subject property, the last day of a period of forty (40) consecutive days in which, for not less than thirty (30) days, the mill processed Mineral or Rock from the Property at 60% of its rated capacity; or

          (b) if no Mill is located on the Property, the last day of the first period of thirty (30) consecutive days during which Mineral or Rock has been shipped from the Property on a reasonably regular basis for the purpose of earning revenues; or

          (c) with respect to Rock, following the 30th day of extraction for commercial use.

No period of time during which ore or concentrate is shipped from the Property for testing purposes or during which milling operations are undertaken as initial tune-up will be taken into account in determining the date of Commencement of Commercial Production.

Gross Rock Revenue means, for any period, the gross proceeds received by the Optionee in that period from the sale of Rock produced from the Property less any treatment, beneficiation or other changes or penalties deducted by the purchase to whom such Rock is shipped, less:

          (a) all costs of the Optionee associated with such sales involving handling, weighing, sampling, determination of water content, insuring, packaging and transporting Rock;

          (b) the costs of marketing, including rebates or allowances made or given; and

          (c) any sales, severance, gross production, privilege or similar taxes (other than income taxes or mining taxes based on income).

Minerals means the ores or concentrates of minerals, as that term is defined in the Mineral Tenure Act (British Columbia), and the rock that is part of such ores and concentrates sold by the Optionee.

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Net Smelter Return means, for any period the difference between:

          (a)       the sum of:

                    (i) the gross proceeds received by the Optionee in that period from the sale of Minerals produced from the property to a party that is arm's length to the Optionee, or that would have been received by the Optionee if the purchase of the Minerals were at arm's length to the Optionee; and

                    (ii) in the case of the sale of Minerals that are ores that have not been processed in a Mill, the estimated cost that would have been incurred in crushing and beneficiating such Minerals in a Mill as agreed by the parties or otherwise determined by a competent mining or metallurgical engineer;

and

          (b)       the sum of:

                    (i)       all amounts paid on account of Advance Royalty
                              Payments;

                    (ii) any insurance costs in connection with shipping such Minerals;

                    (iii)     any costs of transport;

                    (iv) all costs of the Optionee associated with such sales involving handling, weighing, sampling, determination of water content, insuring and packaging;

                    (v) the costs of marketing, adjusted for rebates or allowance made or given;

                    (vi) any sales, severance, gross production, privilege or similar taxes (other than income taxes or mining taxes based on income) assessed on or in connection with the Minerals or the value thereof; and

                    (vii) any treatment, beneficiation or other charges or penalties deducted by any smelter or refinery to which such Minerals are shipped that have not been previously deducted in the computation of gross proceeds.


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Net Smelter Royalty means the percentage of Net Smelter Return from time to time payable to the Optionor after Commencement of Commercial Production from the sale of Minerals.

Rock means all substances that are mined from the Property and sold by the Optionee that are not Minerals.

Rock Royalty means the amount of royalty from time to time payable to the Optionor after Commencement of Commercial Production from the sale of Rock pursuant to Section 11.06.



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                                    Exhibit A

               Mineral Claims being acquired by Twin Ventures Ltd.



          Claim Name                   Units                   Record #                        Map Sheet
------------------------------- -------------------- ----------------------------- -----------------------------------
             Ritz                       20                      398116                    M092J/01W, M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
            Ritz 1                       1                      398117                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
            Ritz 2                       1                      398118                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
            Ritz 3                       1                      398119                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
            Ritz 4                       1                      398120                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
            Ritz 5                       1                      398121                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
            Ritz 6                       1                      398122                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
            Ritz 7                       1                      398123                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
            Ritz 8                       1                      398124                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
            Ritz 9                       1                      398125                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
           Ritz 10                       1                      398126                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
           Ritz 11                       1                      398127                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
           Ritz 12                       1                      398128                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
           Ritz 13                       1                      398129                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
           Ritz 14                       1                      398130                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
           Ritz 15                       1                      398131                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
           Ritz 16                       1                      398132                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
           Ritz 17                       1                      398133                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
           Ritz 18                       1                      398134                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
           Ritz 19                       1                      398135                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------
           Ritz 20                       1                      398136                         M092J/08W
------------------------------- -------------------- ----------------------------- -----------------------------------